STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                    Financial Statements for the Period Ended
                               September 30, 1999

                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

November 25, 1999

Dear Standish Funds Shareholder:

Enclosed you will find the annual statement for your Standish Fund for the fiscal year ended September 30, 1999.

During the twelve months ended September 30, 1999, returns from most equity investments have been very strong. For example, large capitalization U.S. stocks, as reflected in the Standard and Poor's 500 Index, provided a total return of 27.79%; smaller cap U.S. stocks, as measured by the Russell 2000 Index, a return of 19.08%; and international stocks, as recorded by the Morgan Stanley Capital International EAFE Index, a total return of 30.94%. Within the market, growth issues have generally performed better than value stocks, and larger capitalization issues have generally performed better than smaller capitalization issues. The past year's results combined with those of prior years have produced very good returns. Specifically, the Standard and Poor's 500 Index annual total return for the five years ending September 30, 1999 was 25.03%, about two and one-half times the very long-term average return for U.S. stocks.

The financial crisis that gripped the world's capital market in the fall of 1998 has waned, and economic growth, especially in the U.S., remains strong. Some acceleration of growth has appeared in Western Europe, as has evidence of a bottoming of the economy in Japan. Corporate profit growth has generally been strong. Although inflation has been quiescent, interest rates have increased reflecting the stronger economic growth. The Federal Reserve has recently tightened monetary policy, reversing the easing that took place a year ago.

Standish Ayer & Wood is devoted to producing superior long-term returns through very disciplined investment philosophies designed to uncover value. We remain confident that we have the capability to do a superior job by adhering to our disciplines. As of September 30, 1999, Standish, Ayer & Wood, Inc., advisor to Standish Funds, together with its affiliate, Standish International Management Company, L.P., had approximately $45 billion of assets under management, including $6 billion of assets in the Standish Funds. Our principal clients are corporate pension trusts, governmental pension funds, insurance companies, endowments and foundations, and high net worth individuals. Standish, Ayer & Wood remains independent and is owned by investment professionals active in the business. The professional staff, now 287, has grown over the last year and includes 111 professionals who hold the Chartered Financial Analyst designation.

We appreciate the opportunity to serve you and hope you will find the attached information helpful.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                       Management Discussion and Analysis

The Standish Small Capitalization Equity Fund outperformed the Russell 2000 Growth Index for the year ended September 30, 1999, returning 44.02% versus 32.64% for the benchmark respectively -- a strong showing for the Fund in what continues to be a challenging environment for small cap investors.

Volatility and neglect continued to characterize small cap stocks over the 12-month period ended September 30, 1999. Results have improved considerably over 1998, yet emerging companies remain entrenched in a cycle of inferior relative performance that began over five years ago. Investors continue to disregard the small cap market as demonstrated by the recent decline in mutual fund flows. This dynamic has penalized small cap stocks while fueling the dramatic rise in big cap market averages. Narrow leadership - technology and Internet oriented companies have dominated the market - and interest rate apprehension have made for a precarious small cap investment environment. With the added burden of disappointing earnings in individual companies, a broader turnaround has been slow to develop.

Notwithstanding an erratic small cap market, Standish Small Capitalization Equity provided investors with competitive performance over the past year. During the period, growth-oriented companies led the small cap market, helped by the ongoing, albeit volatile, rise in technology and Internet issues. This type of environment favors our investment strategy; we focus on industries that are revolutionizing the economy and companies that demonstrate sustainable earnings power, solid management, and an enviable competitive position. The Fund's overweight in technology and the Internet contributed to successful fiscal year results, as did strong stock selection in services, a sector that has also stimulated today's economic growth. During the past year the health care sector slightly detracted from the Fund's performance. Typical of the current market, companies in the lower end of the small cap range - generally less than $500 million labored under the popularity of larger issues. The market cap effect was overshadowed by the positive benefits of sector allocation and stock selection, which greatly contributed to absolute and relative performance.

Looking forward, we are optimistic that investors will come to recognize the attractive valuations, reasonable earnings growth, and compelling innovation available in the small cap market. Though volatility is inherent to small cap investing, historically emerging companies have commensurately rewarded investors. We remain committed to capturing the potential of smaller, optimally positioned, and fundamentally sound companies over a long-term investment horizon.

On a final note, we would like to introduce Ken Winston, the newest member of our small cap team. Ken comes to Standish from investment banker Needham & Co., where he served as a research analyst for Internet and business service companies. His unique perspective on the Fund's primary economic sectors complements the skill and experience of our group. As always, we are dedicated to assisting you reach your investment goals and appreciate your support of the Standish Small Capitalization Equity Fund.

Sincerely,


/s/ Nicholas S. Battelle

Nicholas S. Battelle

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

             Comparison of Change in Value of $100,000 Investment in
   Standish Small Capitalization Equity Fund and the Russell 2000 Growth Index

[The following table was represented as a mountain graph in the printed materials.]

                      Standish Small Cap
                          Equity Fund               Russell 2000 Growth
                          -----------               -------------------
                             100000                      100000
                              98409                      101952
                             105495                      111444
                             112134                      117413
                             113989                      120248
                             112441                      116285
                             124003                      124865
                             121136                      122542
                             120638                      118086
                             125625                      121430
                             126996                      119411
                             122050                      114760
1 Year                       127612                      120372
                             132082                      125509
                             131737                      125814
                             136898                      129307
                             144273                      135753
                             149614                      142255
                             147838                      137675
                             158540                      144127
                             162174                      148271
                             163655                      149975
                             153593                      141768
                             154890                      143025
2 Year                       158351                      144647
                             144914                      129717
                             148167                      134634
                             151795                      140805
                             149246                      136627
                             159297                      148807
                             157529                      149690
                             153642                      142892
                             131200                      122204
                             120245                      110628
                             113545                      104425
                             126995                      114025
3 Year                       137914                      119464
                             149619                      130683
                             169279                      145697
                             177082                      155961
                             178383                      154105
                             190689                      161547
                             182160                      150552
                             196322                      157375
                             201877                      164322
                             205080                      166800
                             221394                      173902
                             204779                      164830
4 Year                       227096                      180614
                             243395                      194801
                             242827                      196879
                             234252                      185557
                             220907                      174783
                             218010                      174392
                             205801                      163271
                             212956                      168396
                             211593                      161913
                             220679                      166433
                             229482                      173277
                             246404                      189449
5 Year                       249187                      194647
                             251877                      197061
                             241179                      186359
                             250751                      191159
                             244182                      185094
                             256632                      196190
                             259385                      196657
                             264327                      198620
                             281720                      208132
                             296860                      215006
                             301552                      221224
                             299613                      212276
6 Year                       319513                      220652
                             332758                      226526
                             331322                      225529
                             308355                      211675
                             314554                      211999
                             310574                      207248
                             294869                      198392
                             294802                      201219
                             312183                      215985
                             312250                      216890
                             314263                      219200
                             296748                      210331
7 Year                       307845                      215286
                             307772                      210901
                             316609                      220647
                             326396                      227092
                             325958                      230507
                             323182                      233527
                             334673                      249619
                             367980                      269074
                             380835                      272395
                             388796                      278003
                             370901                      264328
                             389459                      275996
8 Year                       399683                      282112
                             397366                      279776
                             408580                      292534
                             426075                      298317
                             474970                      321219
                             507866                      337691
                             469815                      315748
                             406480                      277201
                             441495                      297723
                             455809                      313055
                             432030                      299550
                             439186                      307881
9 Year                       469083                      313884
                             486355                      321725
                             447383                      302296
                             411245                      280963
                             306428                      227245
                             354833                      261400
                             378865                      270262
                             399711                      284099
                             411750                      292622
                             457363                      315973
                             425234                      296996
                             423790                      289916
10 Year                      411718                      290078
                             407012                      286208
                             448814                      311478
                             466683                      324544
                             475140                      326534
                             439480                      302811
                             433976                      305906
                             407411                      280363
                             312159                      215655
                             332981                      237522
                             350292                      249921
                             385473                      269315
11 Year                      418773                      293688
                             447314                      306904
                             408643                      278822
                             447226                      288748
                             471627                      314245
                             457444                      314741
YTD                          490037                      331328
                             481669                      321090
                             466870                      309081
                             479555                      315047

     ----------------------------------------------------------------------
                           Average Annual Total Return
                           (for periods ended 9/30/99)

                                                             Since
                                                            Inception
      1 Year           3 Year           5 Year             09/01/1990
     ----------       ----------       ---------       --------------------
      44.02%           11.34%           15.04%               16.94%

     ----------------------------------------------------------------------

            Past performance is not predictive of future performance.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investment in Standish Small Capitalization Equity
    Portfolio ("Portfolio"), at value (Note 1A)                   $147,562,088
  Prepaid expenses                                                         312
                                                                  ------------
    Total assets                                                   147,562,400

LIABILITIES
  Payable for Fund shares redeemed                      $212,705
  Accrued accounting, custody and transfer agent fees      5,110
  Accrued trustees' fees and expenses (Note 2)             1,000
  Accrued expenses and other liabilities                  11,691
                                                        --------
    Total liabilities                                                  230,506

NET ASSETS                                                        $147,331,894
                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $103,135,939
  Accumulated net realized gain                                     27,266,760
  Net unrealized appreciation                                       16,929,195
                                                                  ------------
TOTAL NET ASSETS                                                  $147,331,894
                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                            2,705,327
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
  PER SHARE
  (Net Assets/Shares outstanding)                                 $      54.46
                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1B)
  Interest income allocated from Portfolio                             $   235,001
  Dividend income allocated from Portfolio                                  61,717
  Expenses allocated from Portfolio                                     (1,233,978)
                                                                       -----------
    Net investment income allocated from Portfolio                        (937,260)

EXPENSES
  Accounting, custody, and transfer agent fees           $   32,836
  Legal and audit services                                   17,203
  Registration fees                                          14,250
  Trustees' fees and expenses (Note 2)                        3,016
  Insurance expense                                           1,099
  Miscellaneous                                              14,974
                                                         ----------
    Total expenses                                           83,378

Deduct:
  Reimbursement of Fund operating expenses (Note 2)         (80,043)
                                                         ----------
    Net expenses                                                             3,335
                                                                       -----------
        Net investment loss                                               (940,595)
                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) allocated from Portfolio on:
    Investment security transactions                     28,976,532
    Financial futures contracts                            (224,810)
                                                         ----------
        Net realized gain                                               28,751,722

  Change in unrealized appreciation (depreciation)
    allocated from Portfolio on:
    Investment securities                                32,740,605
    Financial futures contracts                             218,759
                                                         ----------
      Change in net unrealized appreciation
        (depreciation)                                                  32,959,364
                                                                       -----------
    Net realized and unrealized gain                                    61,711,086
                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             $60,770,491
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                YEAR ENDED            YEAR ENDED
                                                            SEPTEMBER 30, 1999    SEPTEMBER 30, 1998
                                                            ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                          $    (940,595)        $  (1,259,982)
  Net realized gain                                               28,751,722            25,168,219
  Change in net unrealized appreciation (depreciation)            32,959,364           (84,429,754)
                                                               -------------         -------------
  Net increase (decrease) in net assets from investment
    operations                                                    60,770,491           (60,521,517)
                                                               -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1E)
  From net realized gains on investments                         (15,623,361)          (32,065,343)
                                                               -------------         -------------
  Total distributions to shareholders                            (15,623,361)          (32,065,343)
                                                               -------------         -------------
FUND SHARE (PRINCIPAL) TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares                                22,657,287            28,517,984
  Value of shares issued to shareholders in payment of
    distributions declared                                        14,776,461            29,237,802
  Cost of shares redeemed                                        (82,249,148)          (92,536,928)
                                                               -------------         -------------
  Net decrease in net assets from Fund share
    transactions                                                 (44,815,400)          (34,781,142)
                                                               -------------         -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              331,730          (127,368,002)

NET ASSETS
  At beginning of year                                           147,000,164           274,368,166
                                                               -------------         -------------
  At end of year                                               $ 147,331,894         $ 147,000,164
                                                               =============         =============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    YEAR ENDED         NINE MONTHS
                                                   SEPTEMBER 30,          ENDED               YEAR ENDED DECEMBER 31,
                                             -----------------------   SEPTEMBER 30,    -------------------------------------
                                              1999(1)       1998(1)       1997(1)         1996          1995          1994
                                             ---------     ---------   -------------    ---------     ---------     ---------
NET ASSET VALUE, BEGINNING OF YEAR           $   41.74     $   66.50     $   52.96      $   53.46     $   42.15     $   48.97
                                             ---------     ---------     ---------      ---------     ---------     ---------
FROM INVESTMENT OPERATIONS:
  Net investment loss*                           (0.28)        (0.31)        (0.23)            --            --            --
  Net realized and unrealized gain
    (loss) on investments                        17.77        (16.57)        14.80           9.29         12.57         (1.84)
                                             ---------     ---------     ---------      ---------     ---------     ---------
Total from investment operations                 17.49        (16.88)        14.57           9.29         12.57         (1.84)
                                             ---------     ---------     ---------      ---------     ---------     ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments          (4.77)        (7.88)        (1.03)         (9.79)        (1.26)        (4.98)
                                             ---------     ---------     ---------      ---------     ---------     ---------
Total distributions to shareholders              (4.77)        (7.88)        (1.03)         (9.79)        (1.26)        (4.98)
                                             ---------     ---------     ---------      ---------     ---------     ---------
NET ASSET VALUE, END OF YEAR                 $   54.46     $   41.74     $   66.50      $   52.96     $   53.46     $   42.15
                                             =========     =========     =========      =========     =========     =========
TOTAL RETURN                                     44.02%       (27.20)%       27.92%         17.36%        29.83%        (3.66)%

RATIOS/SUPPLEMENTAL DATA:
  Expenses (to average daily net
    assets)*(2)                                   0.74%         0.74%         0.74%+         0.75%         0.75%         0.79%
  Net Investment Loss (to average daily
    net assets)*                                 (0.56)%       (0.57)%       (0.57)%+       (0.44)%       (0.30)%       (0.27)%
  Portfolio Turnover(3)                             --            --            --             28%          103%           95%
  Net Assets, End of Year (000's
    omitted)                                 $ 147,332     $ 147,000     $ 274,368      $ 244,131     $ 180,470     $ 107,591

-----------------
* For the periods indicated, the investment adviser did not impose a portion of its advisory fee and/or reimbursed a portion of the Fund's operating expenses. If this voluntary reduction had not been taken, the investment income per share and the ratios would have been:

   Net investment income per share           $   (0.30)    $   (0.34)    $   (0.23)     $   (0.01)           --            --

   Ratios (to average daily net assets):
     Expenses(2)                                  0.80%         0.78%         0.74%+         0.76%           --            --
     Net investment loss                         (0.62)%       (0.61)%       (0.57)%+       (0.45)%          --            --

+    Computed on an annualized basis.
(1)  Calculated using average shares outstanding.
(2) Includes the Fund's share of the Standish Small Capitalization Equity Portfolio's allocated expenses for periods after May 3, 1996.
(3) Portfolio turnover represents activity while the Fund was investing directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Fund (the "Fund") is a separate diversified investment series of the Trust.

      The Fund invests all of its investable assets in an interest in the Standish Small Capitalization Equity Portfolio (the "Portfolio"), a subtrust of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust, and has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 100% at September 30, 1999). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      The Fund records its investment in the Portfolio at value. The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      B. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, interest income was determined on the basis of interest accrued, dividend income was recorded on the ex-dividend date and realized gains and losses from securities sold were recorded on the identified cost basis.

      C. FEDERAL TAXES

      As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

      D. OTHER

      All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

      E. DISTRIBUTIONS TO SHAREHOLDERS

      The Fund's dividends from short-term and long term capital gains, if any after reduction of capital losses will be declared and distributed at least annually. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless a shareholder elects to receive them in cash. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income, and accumulated net realized gains (losses).

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(2)   INVESTMENT ADVISORY FEE:

      The Fund does not directly pay any investment advisory fees, but indirectly bears its pro rata share of the compensation paid by the Portfolio to Standish, Ayer & Wood, Inc. ("SA&W") for such services. See
      Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. For the year ended September 30, 1999, SA&W voluntarily agreed to limit the aggregate annual operating expenses of the Fund and its pro-rata share of expenses allocated from the Portfolio (excluding commissions, taxes and extraordinary expenses) to 0.74% of the Fund's average daily net assets. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. Pursuant to this agreement, SA&W voluntarily reimbursed the Fund for operating expenses in the amount of $80,043 for the year ended September 30, 1999. The Trust pays no compensation directly to its trustees who are affiliated with the SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)   INVESTMENT TRANSACTIONS:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended September 30, 1999, aggregated $22,746,465 and $82,997,659, respectively.

(4)   SHARES OF BENEFICIAL INTEREST:

      The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                      YEAR ENDED          YEAR ENDED
                                                                  SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                                                  ------------------  ------------------
         Shares sold                                                     469,529             584,804
         Shares issued to shareholders in payment of
           distributions declared                                        322,771             592,338
         Shares redeemed                                              (1,608,974)         (1,780,964)
                                                                     -----------         -----------
         Net decrease                                                   (816,674)           (603,822)
                                                                     ===========         ===========

      At September 30, 1999, the Fund had two shareholders of record owning approximately 13% and 11% of the total outstanding shares of the Fund.

(5)   SUBSEQUENT EVENT:

      On October 12, 1999, the Fund's Board of Trustees approved a restructuring proposal (the "Restructuring Proposal") for the Fund. The Restructuring Proposal would eliminate the Fund's current master-feeder structure and allow the Fund to invest directly in securities. It is currently anticipated that the Restructuring Proposal will be implemented by January 28, 2000.

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                    STANDISH SMALL CAPITALIZATION EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      TAX INFORMATION -- UNAUDITED:

      Pursuant to section 852 of the Internal Revenue Code the Fund designates $15,623,361 capital gains dividends for the year ended September 30, 1999 which represents a 20% rate gain distribution.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Small Capitalization Equity Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Small Capitalization Equity Fund (the "Fund"), at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------
EQUITIES -- 100.1%

CAPITAL GOODS -- 4.9%
Eagle USA Airfreight, Inc.*                              139,700  $  4,182,269
Kroll-Ogara Co.*                                          74,100     1,236,544
Waste Connections, Inc.*                                  87,800     1,805,387
                                                                  ------------
                                                                     7,224,200
                                                                  ------------
EARLY CYCLICAL -- 3.9%
Atlantic Coast Airlines, Inc.*                           111,400     1,977,350
Forward Air Corp.*                                        81,600     1,927,800
Ryanair Holdings PLC ADR*                                 42,200     1,935,925
                                                                  ------------
                                                                     5,841,075
                                                                  ------------
ENERGY -- 2.3%
Cal Dive International, Inc.*                             53,100     1,818,675
Core Laboratories, Inc.*                                  81,400     1,531,337
                                                                  ------------
                                                                     3,350,012
                                                                  ------------
FINANCIAL -- 1.2%
Costar Group, Inc.*                                       74,400     1,776,300
                                                                  ------------
GROWTH CYCLICAL -- 8.9%
1-800-Flowers.com*                                       115,000     1,660,312
Cinar Corp.*                                              80,000     2,420,000
Global Sports, Inc.*                                      60,300     1,349,212
Hibbet Sporting Goods, Inc.*                              66,500     1,088,937
Steiner Leisure Ltd.*                                     46,375     1,159,375
Tweeter Home Entertainment Group, Inc.*                   41,400     1,547,325
Westwood One, Inc.*                                       85,350     3,851,420
                                                                  ------------
                                                                    13,076,581
                                                                  ------------
HEALTH CARE -- 9.9%
Cephalon, Inc.*                                           53,900       968,518
Chirex, Inc.*                                             59,600     1,538,425
Closure Medical Corp.*                                    92,400     1,253,175
Cytyc Corp.*                                              50,400     1,949,850
Impath, Inc.*                                             41,900     1,220,337
Inhale Therapeutic Systems, Inc.*                         62,200     1,889,325
Medquist, Inc.*                                           50,000     1,671,875
Novoste Corp.*                                            38,600       688,771
Pharmaceutical Product Development, Inc.*                 67,900       920,894
Protein Design Labs, Inc.*                                39,700     1,434,162
Vical, Inc.*                                              80,500     1,111,906
                                                                  ------------
                                                                    14,647,238
                                                                  ------------
OTHER -- 2.5%
S&P 400 Mid-Cap Depositary Receipts                       51,800     3,703,700
                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                     VALUE
SECURITY                                                 SHARES    (NOTE 1A)
------------------------------------------------------------------------------
SERVICES -- 34.7%
CN Maximus, Inc.*                                         54,300  $  1,625,606
Charles River Associates, Inc.*                           59,000     1,644,625
Citadel Communication Corp.*                              60,000     2,047,500
Concentric Network Corp.*                                108,300     2,199,844
Corporate Executive Board Co.*                            54,500     2,220,875
Digex, Inc.*                                              42,200       999,612
Digital River, Inc.*                                      91,800     1,996,650
Dycom Industries, Inc.*                                   50,400     2,126,250
Education Management Corp.*                              120,800     1,494,900
Emmis Broadcasting Corp., Class A*                        47,300     3,124,756
F.Y.I., Inc.*                                             32,800     1,104,950
Flycast Communication, Inc.*                              74,700     3,398,850
Getty Images, Inc.*                                       64,300     1,551,237
ICG Communications, Inc.*                                102,400     1,593,600
Infospace.com, Inc.*                                      42,800     1,760,150
Insight Communications, Inc.*                            107,000     3,062,875
Luminant Worldwide Corp.*                                 43,600     1,340,700
NCO Group, Inc.*                                          37,600     1,767,200
Pinnacle Holdings, Inc.*                                 112,700     2,944,287
Quanta Services, Inc.*                                    57,200     1,676,675
Rowecom, Inc.*                                            43,500     1,207,125
SBS Broadcasting SA*                                     122,400     4,743,000
Salem Communications Corp., Class A*                      44,100     1,124,550
Sportsline USA, Inc.*                                     95,400     2,820,263
World Gate Communications, Inc.*                          68,700     1,571,513
                                                                  ------------
                                                                    51,147,593
                                                                  ------------
TECHNOLOGY -- 31.8%
ATMI, Inc.*                                               97,100     3,623,044
Applied Micro Circuits Corp.*                             37,100     2,114,700
Bluestone Software, Inc.*                                 55,900     1,292,688
Broadbase Software, Inc.*                                 12,250       195,234
Burr - Brown Corp.*                                       54,300     2,144,850
CBT Group PLC ADR*                                        76,000     1,871,500
Computer Network Tech Corp.*                             205,000     1,909,063
Credence Systems Corp.*                                   47,100     2,113,613
Cree Research, Inc.*                                      62,600     2,124,488
Cybex Corp.*                                              78,800     2,629,950
Emulex Corp.*                                             23,200     1,992,300
Globespan, Inc.*                                          24,200     1,527,625
HNC Software, Inc.*                                       15,600       619,125
Mercury Interactive Corp.*                                42,700     2,756,819
Micrel, Inc.*                                             60,400     2,619,850
Netscout Systems, Inc.*                                   67,800     1,453,463
Paradyne Networks, Inc.*                                  42,500     1,190,000
Pervasive Software, Inc.*                                 73,000     2,518,500
Photronics, Inc.*                                        132,400     2,970,725
Qlogic Corp.*                                             33,600     2,347,800
Semtech Corp.*                                           110,400     4,043,400

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                  SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                                                                                             VALUE
SECURITY                                                                         SHARES    (NOTE 1A)
------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Sipex Corp.*                                                                      67,800  $     970,388
Veeco Instruments, Inc.*                                                          69,800      1,954,400
                                                                                          -------------
                                                                                             46,983,525
                                                                                          -------------
TOTAL EQUITIES (COST $130,814,146)                                                          147,750,224
                                                                                          -------------

                                                                                  PAR
                                                RATE           MATURITY          VALUE
                                               -------  ---------------------   --------
SHORT-TERM INVESTMENTS -- 2.5%

U.S. GOVERNMENT AGENCY -- 0.1%

U.S. Treasury Bill                               4.540%       12/23/1999        $200,000        197,828
                                                                                          -------------
REPURCHASE AGREEMENTS -- 2.4%
Prudential-Bache Repurchase Agreement, dated
9/30/99, due 10/01/99, with a maturity value
of $3,487,155 and a effective yield of 4.48%,
collateralized by a U.S. Government Agency
obligation with a rate of 7.00%, a maturity
date of 9/01/14 and a market value of
$3,556,456.                                                                               $   3,486,721
                                                                                          -------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,684,618)                                                3,684,549
                                                                                          -------------

TOTAL INVESTMENTS -- 102.6% (COST  $134,498,764)                                          $ 151,434,773

OTHER ASSETS, LESS LIABILITIES -- (2.6%)                                                     (3,872,549)
                                                                                          -------------

NET ASSETS -- 100.0%                                                                      $ 147,562,224
                                                                                          =============

NOTES TO SCHEDULE OF INVESTMENTS:

ADR - American Depositary Receipt
*    Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (Note 1A) (identified cost,
    $134,498,764)                                                   $151,434,773
  Receivable for investments sold                                      5,400,592
  Interest receivable                                                        434
  Other receivables                                                        1,587
  Deferred organization costs (Note 1E)                                   23,724
  Prepaid expenses                                                         3,603
                                                                    ------------
    Total assets                                                     156,864,713

LIABILITIES
  Payable for investments purchased                     $9,240,955
  Payable for variation margin on closed financial
    futures contracts (Note 5)                               1,100
  Accrued accounting and custody fees                       25,651
  Accrued trustees' fees and expenses (Note 2)               3,463
  Accrued expenses and other liabilities                    31,320
                                                        ----------
    Total liabilities                                                  9,302,489
                                                                    ------------
NET ASSETS (APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS)                                                        $147,562,224
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1C)
  Interest income                                                    $   240,887
  Dividend income                                                         63,993
                                                                     -----------
    Total income                                                         304,880

EXPENSES
  Investment advisory fee (Note 2)                       $1,025,384
  Accounting and custody fees                               155,090
  Legal and audit services                                   40,118
  Licensing expenses                                         18,557
  Trustees' fees and expenses (Note 2)                       17,471
  Amortization of organization expenses (Note 1E)            14,936
  Insurance expense                                           5,626
                                                         ----------
    Total expenses                                        1,277,182

Deduct:
  Waiver of investment advisory fee                         (16,107)
                                                         ----------
    Net expenses                                                       1,261,075
                                                                     -----------
    Net investment loss                                                 (956,195)
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss)
    Investment security transactions                     28,963,512
    Financial futures contracts                            (225,973)
                                                         ----------
      Net realized gain                                               28,737,539

  Change in unrealized appreciation (depreciation)
    Investment securities                                34,489,406
    Financial futures contracts                             230,370
                                                         ----------
      Change in net unrealized appreciation                           34,719,776
                                                                     -----------
    Net realized and unrealized gain                                  63,457,315
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                           $62,501,120
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             YEAR ENDED          YEAR ENDED
                                                         SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                                         ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS
  Net investment loss                                       $   (956,195)    $      (1,283,618)
  Net realized gain                                           28,737,539            24,075,476
  Change in net unrealized appreciation (depreciation)        34,719,776           (86,183,360)
                                                            ------------     -----------------
  Net increase (decrease) in net assets from investment
    operations                                                62,501,120           (63,391,502)
                                                            ------------     -----------------

CAPITAL TRANSACTIONS
  Contributions                                               23,183,117            39,862,755
  Withdrawals                                                (91,918,827)          (96,838,761)
                                                            ------------     -----------------
  Net decrease in net assets from capital transactions       (68,735,710)          (56,976,006)
                                                            ------------     -----------------
TOTAL DECREASE IN NET ASSETS                                  (6,234,590)         (120,367,508)

NET ASSETS
  At beginning of year                                       153,796,814           274,164,322
                                                            ------------     -----------------
  At end of year                                            $147,562,224     $     153,796,814
                                                            ============     =================

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                                SUPPLEMENTAL DATA
--------------------------------------------------------------------------------

                                                                                                              FOR THE PERIOD
                                                                 YEAR ENDED                                     MAY 3, 1996
                                                                SEPTEMBER 30,                NINE MONTHS     (COMMENCEMENT OF
                                                      ------------------------------            ENDED         OPERATIONS) TO
                                                          1999               1998        SEPTEMBER 30, 1997  DECEMBER 31, 1996
                                                      -----------        -----------     ------------------  -----------------
RATIOS:
  Expenses (to average daily net assets)*                    0.74%              0.74%              0.71%+              0.73%+
  Net investment loss (to average daily net
    assets)*                                                (0.56)%            (0.57)%            (0.54)%+            (0.43)%+
  Portfolio Turnover                                          173%               107%                70%                 76%
  Net assets, end of year (000's omitted)             $   147,562        $   153,797        $   274,164         $   246,652

-----------------
* For the periods indicated, the investment adviser voluntarily agreed not to impose a portion of its investment advisory fee. If this voluntary action had not been taken, the ratios would have been:

Ratios (to average daily net assets):
  Expenses                                                   0.75%                --                 --                  --
  Net investment loss                                       (0.57)%               --                 --                  --

+    Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)   SIGNIFICANT ACCOUNTING POLICIES:

      Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Small Capitalization Equity Portfolio (the "Portfolio") is a separate diversified investment series of the Portfolio Trust. As of September 30, 1999, the Standish Small Capitalization Equity Fund's proportionate interest in the net assets of the Portfolio were approximately 100%. The Small Capitalization Equity Asset Fund redeemed its interest in the Portfolio as of March 26, 1999.

      The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      A. INVESTMENT SECURITY VALUATIONS

      Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

      Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the trustees determine during such sixty-day period that amortized cost does not represent fair value.

      B. REPURCHASE AGREEMENTS

      It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Portfolio to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

      C. SECURITIES TRANSACTIONS AND INCOME

      Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.

      D. INCOME TAXES

      The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      E. DEFERRED ORGANIZATIONAL EXPENSES

      Costs incurred by the Portfolio in connection with its organization and initial registration are being amortized, on a straight-line basis, through April 2001.

(2)   INVESTMENT ADVISORY FEE:

      The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services is paid monthly at the annual rate of 0.60% of the Portfolio's average daily net assets. For the ended September 30, 1999, SA&W has voluntarily agreed to limit the Portfolio's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) to 0.74% of the Portfolio's average daily net assets. Pursuant to this agreement, SA&W voluntarily did not impose $16,107 of its investment advisory fee. This agreement is voluntary and temporary and may be discontinued or revised by SA&W at any time. The Portfolio Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Portfolio Trust from SA&W. Certain of the trustees and officers of the Portfolio Trust are directors or officers of SA&W.

(3)   PURCHASES AND SALES OF INVESTMENTS:

      Cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

                                                                   PURCHASES       SALES
                                                                  ------------  ------------
         U.S. Government Securities                               $         --  $         --
                                                                  ============  ============
         Investments (non-U.S.Government Securities)              $285,762,669  $345,934,257
                                                                  ============  ============

(4)   FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES:

      The cost and unrealized appreciation (depreciation) in value of the investment securities owned at, as computed on a federal income tax basis, were as follows:

         Aggregate Cost                                                $135,729,785
                                                                       ============
         Gross unrealized appreciation                                   29,831,123
         Gross unrealized depreciation                                  (14,126,135)
                                                                       ------------
         Net unrealized appreciation                                   $ 15,704,988
                                                                       ============

(5)   FINANCIAL INSTRUMENTS:

      In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved. The nature, risks and objectives of these instruments are set forth more fully in Parts A and B of the Portfolio Trust's registration statement.

      The Portfolio trades the following financial instruments with off-balance sheet risk:

      OPTIONS

      Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of

                     STANDISH, AYER & WOOD MASTER PORTFOLIO
                 STANDISH SMALL CAPITALIZATION EQUITY PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      any open purchased options is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts terms.

      Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The Portfolio entered into no such transactions during the year ended September 30, 1999

      FUTURES CONTRACTS

      The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts terms. The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts.

      The Portfolio had no open financial futures contracts at September 30, 1999.

(6)   LINE OF CREDIT

      The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Trust, are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $25 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of .065 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 1999, the expense related to the commitment fee was $3,045 for the Portfolio. During the year ended September 30, 1999, the Portfolio had the following borrowings under the credit facility.

      Interest expense                                            $      637
      Average balance outstanding                                 $1,455,000
      Average interest rate                                             5.25%

      At September 30, 1999, there was no outstanding balance on the line of credit.

(7)   SUBSEQUENT EVENT

      On October 12, 1999, the Portfolio's Board of Trustees approved a restructuring proposal (the "Restructuring Proposal") for the Portfolio. The Restructuring Proposal would eliminate the Portfolio's current master-feeder structure and allow the feeder Fund (Standish Small Capitalization Equity Fund) to invest directly in securities. It is currently anticipated that the Restructuring Proposal will be implemented by January 28, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Standish, Ayer & Wood Master Portfolio and the Investor of Standish Small Capitalization Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the supplemental data present fairly, in all material respects, the financial position of Standish Small Capitalization Equity Portfolio (the "Portfolio") at September 30, 1999, the results of its operations, the changes in its net assets and the supplemental data for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and supplemental data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 19, 1999


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